SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2006
                                                         ----------------


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-29239                 36-3909334
          --------                      ---------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                 File No.)            Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                                 60601
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      Results of Operations and Financial Condition
                ---------------------------------------------

         On January 26, 2006, Inforte Corp. issued a release regarding earnings for the quarter and year ended December 31, 2005. The text of the press release is attached as Exhibit 99.



ITEM 9.01       Financial Statements and Exhibits
                ---------------------------------

                (d)     Exhibits

                        Exhibit 99.1 Earnings release issued January 26, 2006, by Inforte Corp., for the quarter and year ended December 31, 2005.





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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORTE CORP.


January 26, 2006                        By:   /s/ Nick Heyes
                                           -------------------------------------
                                              Nick Heyes
                                              Chief Financial Officer





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





                                  EXHIBIT INDEX


No.                          Description of Exhibit

99            Press Release






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